EXHIBIT 10.6

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LICENSE AGREEMENT

This License Agreement (the “Agreement”) is between The Public Health Research Institute of The City of New York, Inc., a not-for-profit research corporation of the State of New York, having offices at 225 Warren Street, Newark, New Jersey 07103, United States (“PHRI”), and Oxford Immunotec Limited, a British corporation having offices at 91 Milton Park, Abingdon, Oxon OX14 4RY, United Kingdom (“OXFORD IMMUNOTEC”), collectively “the Parties.”

BACKGROUND

A. PHRI owns European Patent Application No. 00928851.5 and corresponding applications that disclose and claim, inter alia, certain TB antigens not expressed by BCG, including the antigen referred to as “MTBN4” and the antigen referred to as “MTBN8”.

B. OXFORD IMMUNOTEC desires a certain exclusive license and option under the above patent application, including patents that may issue from these applications, to make and sell certain cellular response assay kits, and PHRI is willing to grant such a license on the terms and under the conditions set forth below.

NOW THEREFORE, for and in consideration of the mutual covenants contained herein, the Parties agree as follows:

1.	Definitions.

For the purpose of this Agreement, and solely for that purpose, the terms set forth hereinafter shall be defined as follows:

1.1. “Affiliate” shall mean an organization of which OXFORD IMMUNOTEC owns or controls fifty percent or more of the voting stock or fifty percent or more of other ownership interest.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.2. “Assay” shall mean all steps from sample preparation to reporting results necessary to determine whether interferon g or other cytokines are released in vitro from T-cells exposed to particular Mycobacterium tuberculosis antigens.

1.3. “Effective Date” shall mean the date on which the last signatory to this Agreement signs the Agreement.

1.4. “In Vitro Diagnostics” (“IVD”) shall mean the field of use comprising the determination of cellular responses in vitro to incubation with particular antigens, where the cells are obtained from a human being or an animal for medical management of that human being or animal, and pre-clinical uses and clinical trials for the foregoing uses, even if kits for such purposes are labeled “Research Use Only” or “Investigational Use Only.” IVD does not include Research.

1.5. “Kit” shall mean, all reagents and materials, not including instrumentation or associated software, as are necessary to perform an Assay.

1.6. “Licensed Assay” shall mean an Assay in the Licensed Field of IVD, where the Assay itself or any composition or material used in the Assay would, but for license rights from PHRI, infringe at least one Valid Claim of PHRI Patent Rights.

1.7. “Licensed Field” shall mean IVD and/or Research, as appropriate.

1.8. “Licensed Product” shall mean a Kit for performing an Assay in the Licensed Field of IVD where manufacture, sale or importation of the Kit or where an Assay performed with the Kit, would, but for license rights from PHRI, infringe at least one Valid Claim of PHRI Patent Rights.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.9. “Net Sales Price” shall apply to Licensed Products and shall mean:

(a)	for a Straight Sale to an end user or independent third-party distributor by OXFORD IMMUNOTEC or an Affiliate, the gross invoice price to the customer less: if based on such Licensed Products only, sales taxes, use taxes and duties paid by the seller for such sale; freight and insurance included in the gross invoice price; and discounts and rebates allowed and taken, in amounts customary in the trade; or

(b)	for distribution to an end user or third-party distributor by OXFORD IMMUNOTEC or an Affiliate that is not a Straight Sale for any reason, the amount that would have resulted under subsection (a) had the transaction been a Straight Sale.

1.10. “Net Service Revenue” shall mean:

(a)	with respect to a Straight Sale of a Licensed Assay performed as a service for a third party, the gross invoice price charged for the Assay, less the following deductions where they are factually applicable and not already reflected in the gross invoice price: (i) discounts and rebates allowed and taken, in amounts customary in the trade; and (ii) sales and/or use taxes and/or duties imposed upon, and with specific reference to, particular sales; or

(b)	with respect to performance of a Licensed Assay as a service for a third party that is not a Straight Sale for any reason, the amount that would have resulted under subsection (a) had the transaction been a Straight Sale.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.11. “PHRI Patent Rights” shall mean patents and patent applications listed in Appendix A and all patent applications and patents, utility certificates, and models and certificates of addition and all foreign counterparts of them in all countries, including any divisional applications and patents, refilings, renewals, re-examinations, continuations, continuations-in-part, patents of addition, extensions (including patent term extensions), reissues, substitutions, confirmations, registrations, revalidations, pipeline and administrative protections and additions, and any equivalents of the foregoing in any and all countries of or to any of them, as well as any supplementary protection certificates and equivalent protection rights in respect of any of them. PHRI Patent Rights excludes United States Provisional Patent Application No. 60/702,757, entitled “Antibody Profiles Characteristic of Tuberculosis State,” and patent applications based thereon.

1.12. “Research” shall mean the field of use comprising the internal use by an end user of a product solely in Assays of the end user (or in applications of the end user’s customer, if the end user is performing contract research) in scientific research and development, including clinical research (which includes testing of samples from humans or animals) where the results are not used for the medical management of persons or animals. Research directed to the development of an Assay for use in the Licensed Field of IVD shall be included in Research.

1.13. “Straight Sale” shall mean a sale whose consideration is money only, in an arm’s length transaction, to an unrelated third-party end user or independent third-party distributor not enjoying a special course of dealing with the seller, wherein the price is not affected by any other dealing, including but not limited to sale or purchase of other products or services.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.14. “Territory” shall mean worldwide.

1.15. “Valid Claim” shall mean (i) a claim in any unexpired, issued patent within PHRI Patent Rights which has not been held invalid or unenforceable by a non-appealed or unappealable decision by a court or other appropriate body of competent jurisdiction, and which is not admitted to be invalid through disclaimer or dedication to the public, and (ii) a claim of a pending patent application included within PHRI Patent Rights, which claim has been filed and is being prosecuted in good faith and has not been abandoned or finally disallowed without the possibility of appeal or refiling of the application, provided that no more than ten (10) years have passed since the earliest priority date for such application.

2.	License Grant.

2.1. Upon the terms and subject to the conditions of this Agreement, PHRI grants and OXFORD IMMUNOTEC accepts a royalty-bearing exclusive license in the Licensed Field of IVD under PHRI Patent Rights in the Territory:

(a)	to make, have made, import, offer to sell, sell, sell via distributors and promote Licensed Products, and to pass on to end-user purchasers the right under PHRI Patent Rights to use those Licensed Products in the Licensed Field of IVD; and

(b)	to perform Licensed Assays.

2.2. Upon the terms and subject to the conditions of this Agreement, PHRI grants and OXFORD IMMUNOTEC accepts a royalty-free nonexclusive license in the Licensed Field of Research under PHRI Patent Rights in the Territory to develop Licensed Products and Licensed Assays.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.3. Licensed Products and Licensed Assays will be marketed and sold by OXFORD IMMUNOTEC only under OXFORD IMMUNOTEC’s own name and marks. Licensed Products may be marketed through independent third-party distributors.

2.4. Except as specifically provided herein, no rights are granted under other patents or patent applications owned or licensable by PHRI, including patents already issued and patents which may issue from patent applications that are pending or not yet filed.

2.5. OXFORD IMMUNOTEC may exercise the rights granted in this Agreement through its Affiliates for so long as they remain Affiliates of OXFORD IMMUNOTEC and only to the extent that OXFORD IMMUNOTEC reports and pays under this Agreement on behalf of such Affiliates.

2.6. OXFORD IMMUNOTEC and its Affiliates shall not promote, distribute or seek regulatory approval of Licensed Products outside of the Licensed Field of IVD.

3.	Sublicensing.

3.1. PHRI’s grants to OXFORD IMMUNOTEC under Article 2 includes the right to sublicense.

3.2. OXFORD IMMUNOTEC agrees to offer [***], nonexclusive sublicense rights for that kit on reasonable and non-discriminatory terms and to negotiate reasonably based on said offer. If OXFORD IMMUNOTEC complies with the obligations of the foregoing sentence, failure to conclude a sublicense to [***] shall not be a breach of this Agreement. OXFORD IMMUNOTEC shall not be obligated to offer [***] sublicense rights for any antigen beyond that included in said kit.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.3. Sublicenses shall by their terms be assignable to PHRI, and sublicenses shall include terms corresponding to those in Article 5 (Records, Reports and Payments), Article 8 (Compliance and Quality), Article 9 (Notice to Customers), Article 10 (Patent Infringement), subsections c, d and f of Section 12.3 (Termination), Article 14 (Indemnification) and Article 15 (Negation of Warranties).

3.4. A copy of each sublicense shall be forwarded to PHRI within sixty (60) days following its execution.

4.	Fees and Royalties.

For the rights granted herein, OXFORD IMNIUNOTEC shall pay to PHRI fees and royalties set forth in this Article 4.

4.1. License Issue Fee. OXFORD IMMUNOTEC shall pay to PHRI on signing a license issue fee of [***], which shall not be creditable against earned royalties.

4.2. Annual License Fees. OXFORD IMMUNOTEC shall pay to PHRI three annual license fees, each of $[***], which also shall not be creditable against earned royalties. The first annual license fee is due twelve (12) months after the Effective Date; the second, twenty-four (24) months after the Effective Date; and the third, thirty-six (36) months after the Effective Date. Each annual license fee applies to the upcoming twelve-month period.

4.3. Milestone Fee. OXFORD IMMUNOTEC shall pay to PHRI a license fee of $[***], which also shall not be creditable against earned royalties, upon the first only FDA approval of a Licensed Product or Licensed Assay.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.4. Earned Royalties. OXFORD IMMUNOTEC shall pay to PHRI an earned royalty of [***] percent ([***]%) of Net Sales Price for each distribution of a Licensed Product and [***] percent ([***]%) of Net Service Revenue for each performance of a Licensed Assay by OXFORD IMMUNOTEC or its Affiliates. Only one royalty shall be due for a Licensed Product or for a Licensed Assay. Royalties under this Clause 4.4 shall be payable on a Licensed Product-by-Licensed Product basis or Licensed Assay-by-Licensed Assay basis for so long as there are Valid Claims of PHRI Patent Rights covering that Licensed Product or that Licensed Assay.

4.5. Sublicensing Payments. OXFORD IMMUNOTEC shall pay to PHRI [***] of sublicensing income, but not less than [***] percent ([***]%) of each sublicensee’s Net Sales Price for each distribution of a Licensed Product and not less than [***] percent ([***]%) of each sublicensee’s Net Service Revenue for each performance of a Licensed Assay, where OXFORD IMMUNOTEC sublicenses the rights licensed hereunder.

4.6. Minimum Annual Royalty. With accrual starting the forty-ninth (49th) month after the Effective Date, OXFORD IMMUNOTEC shall pay to PHRI a minimum annual royalty of $[***] per calendar year. The first minimum annual royalty shall be the portion of $[***] represented by the fraction of the calendar year remaining after the fourth anniversary of the Effective Date, and it shall be creditable against the earned royalties under Section 4.4 that accrue in the same fraction of the calendar year. Each subsequent minimum annual royalty shall be creditable only against earned royalties that accrued during the calendar year to which it applies and were reported and paid pursuant to Article 5.

5.	Records, Reports and Payments.

5.1. Records. OXFORD IMMUNOTEC shall keep full, true and accurate records of account of the particulars for royalty payments, which records shall be available for inspection

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during normal business hours and with reasonable prior written notice by an independent certified public accountant employed by PHRI and reasonably acceptable to OXFORD IMMUNOTEC for three (3) years. If in dispute, such records shall be kept until the dispute is resolved. Any inspection shall be at PHRI’s expense unless the total of earned royalties for the period inspected are found to have been understated by [***] percent ([***]%) or more, in which case OXFORD IMMUNOTEC shall pay for the inspection.

5.2. Reports. OXFORD IMMUNOTEC shall report accrued earned royalties on a calendar semi-annual basis, the reporting periods ending June 30 and December 31 of each year. OXFORD IMMUNMEC shall within thirty (30) days after the close of each period deliver to PHRI a true and accurate royalty report.

(a)	This report shall give for Licensed Products and separately for Licensed Assays, such particulars as are pertinent to an accounting for earned royalties, including

(i)	for Straight Sales by OXFORD IMMUNOTEC, its Affiliates, and their distributors, the number of each type of Licensed Product distributed and each type of Licensed Assay performed, total gross invoice prices therefor, total allowable deductions from billings and total of Net Sales Prices and Net Service Revenues;

(ii)	for distributions (whether or not subsequently returned for credit) and for performances that are not Straight Sales, the total quantity distributed or performed and the total of imputed Net Sales Prices and imputed Net Service Revenues;

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(iii)	total of Net Sales Prices and total of Net Service Revenues; and

(iv)	earned royalties due for each.

(b)	This report shall also give particulars as are pertinent to accounting for sublicensing royalties.

(c)	Minimum annual royalties, applicable credits and any net amount owing shall be calculated and reported in reports for periods ending December 31.

(d)	The correctness and completeness of reports shall be attested to by the responsible representative of OXFORD IMMUNOTEC or by OXFORD IMMUNOTEC’S external auditor.

5.3. Royalty Payments. Simultaneously with the delivery of each royalty report, OXFORD IMMUNOTEC shall pay to PHRI all royalties then due, including earned royalties, sublicensing fees and minimum annual royalties. Royalties shall be paid in U.S. dollars, any necessary conversion from foreign currencies being at the rate quoted in the Wall Street Journal on the last day of the reporting period. Unless directed otherwise, OXFORD IMMUNOTEC shall send each payment to: The Public Health Research Institute of the City of New York, Inc., 225 Warren Street, Newark, NJ 07103, United States, to the attention of Alla Rabinovich (facsimile number 973-854-3124).

5.4. Annual License Fee Payments. Annual license fee payments shall be paid on or before the anniversary of the Effective Date to apply to the upcoming twelve months.

5.5. Milestone Payment. The milestone payment shall be paid within thirty (30) days following receipt of notification of the achievement of the pertinent milestone event.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.6. Late Payments. Late payments by OXFORD IMMUNOTEC shall include interest at [***]% over the then-current prime rate in the United States. PHRI will have the right to terminate under Section 12.3(d) if OXFORD IMMUNOTEC fails to pay any undisputed amount due within sixty (60) days after the due date.

6.	Patent Prosecution and Patent Expense Reimbursement.

6.1. PHRI shall have responsibility for prosecution and maintenance of PHRI Patent Rights, unless and until the Parties agree otherwise in writing for some or all of PHRI Patent Rights. PHRI will keep OXFORD IMMUNOTEC fully informed of the progress of any legal proceedings in connection with the PHRI Patent Rights.

6.2. OXFORD IMMUNOTEC shall have the right

(a)	to consult regarding prosecution of PHRI Patent Rights and inform PHRI of OXFORD IMMUNOTEC’S product development plans; and

(b)	to direct that PHRI submit additional patent filings on the inventions of PHRI Patent Rights.

6.3. PHRI shall not abandon any patent application or patent within PHRI Patent Rights without the consent of OXFORD IMMUNOTEC.

6.4. OXFORD IMMUNOTEC shall reimburse PHRI for patenting expenses for PHRI Patent Rights as follows:

(a)	on signing, OXFORD IMMUNOTEC shall pay to PHRI the sum of $[***] to cover a portion of the expenses prior to the Effective Date for patent application preparation, filing, prosecution and maintenance;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	OXFORD IMMUNOTEC shall reimburse PHRI for patenting expenses invoiced to PHRI relating to patent filings directed by OXFORD IMMUNOTEC under Section 6.2(b) within thirty (30) days after receipt of invoices from PHRI for such expenses; and

(c)	OXFORD IMMUNOTEC shall reimburse PHRI for [***] percent ([***]%) of patenting expenses not within subsection (b) that are invoiced to PHRI after the Effective Date within thirty (30) days after receipt of invoices from PHRI for such expenses subject to an overall liability cap for OXFORD IMMUNOTEC of $[***] per calendar year absent agreement to the contrary by the Parties.

6.5. Enablement Data. Within ninety (90) days of the Effective Date, OXFORD IMMUNOTEC and PHRI shall in good faith discuss and agree what experiments are required and what resources are needed to perform experiments designed to show the effectiveness of the MTBN8 antigen for detecting tuberculosis.

7.	Option to License Improvements.

7.1. If while this Agreement is in effect PHRI files any patent application that claims a tuberculosis antigen or that claims a process of using the same, OXFORD IMMUNOTEC shall have the first right to negotiate for license rights for Assays and for Kits not exceeding the scope of the grants of Sections 2.1 and 2.2, as long as the invention is not made under commercial sponsorship and PHRI has the right to license OXFORD IMMUNOTEC.

7.2. Promptly after filing a patent application under Section 7.1, PHRI shall provide OXFORD IMMUNOTEC a copy thereof. OXFORD IMMUNOTEC shall maintain such patent

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application in confidence and, until it is published, not disclose the claimed invention to any third party or use it for any purpose other than to negotiate for a license. OXFORD IMMUNOTEC shall have ninety (90) days in which to negotiate a license, during which time PHRI shall negotiate in good faith with OXFORD IMMUNOTEC.

8.	Compliance and Quality.

PHRI does not approve or endorse any product or assay of OXFORD IMMUNOTEC. Quality and quality control, and compliance with applicable laws and regulations (to the extent they apply to the activities of OXFORD IMMUNOTEC hereunder), are the sole responsibility of OXFORD IMMUNOTEC.

9.	Notice to Customers.

9.1. OXFORD IMMUNOTEC and its Affiliates shall, by means of a label statement applied to each Licensed Product distributed to a third party, serve notice that the product comes with only limited field-of-use rights under PHRI Patent Rights consistent with the terms of the limited grant hereunder. Unless and until PHRI directs otherwise or the Parties agree otherwise, the label statement shall be: “This product is sold under license from the Public Health Research Institute and may be used under PHRI patent rights only for [human or veterinary] in vitro diagnostics.”

9.2. The same or a similar PHRI-approved statement shall be used on advertising and promotional literature for Licensed Products.

9.3. Invoices, advertising, and promotional literature for Licensed Assays shall include the statement: “This assay is a performed under license from the Public Health Research Institute,” or similar statement as PHRI may direct from time to time.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.	Patent Infringement.

10.1. It is recognized that manufacture, sale or use of Licensed Products and performance of Licensed Assays may utilize patented technology of third parties. Should that occur, as between OXFORD IMMUNOTEC and PHRI, securing rights thereunder or otherwise dealing with third-party patent owners is the sole responsibility of OXFORD IMMUNOTEC.

10.2. OXFORD IMMUNOTEC agrees that neither it nor its Affiliates nor their distributors will abet infringement of PHRI Patent Rights by continuing to sell Licensed Products to a customer that OXFORD IMMUNOTEC believes to be, or a customer for which PHRI provides to OXFORD IMMUNOTEC notice and reasonable satisfactory evidence that such customer is, using the Licensed Products outside the Licensed Field of IVD. OXFORD IMMUNOTEC shall not be in breach of this Agreement if it, an Affiliate or a distributor unknowingly sells Licensed Products to a third party who uses said products in any manner other than in compliance with the label license statement accompanying such product.

11.	Patent Enforcement

11.1. OXFORD INIMUNOTEC is aware that PHRI has licensed The Foundation for Innovative New Diagnostics and ImmPORT Therapeutics, Inc. under PHRI Patent Rights for products and assays other than Licensed Products and Licensed Assays in agreements giving the licensees certain rights regarding the enforcement of PHRI Patent Rights.

11.2. Subject to third-party rights under Section 11.1, PHRI shall have the first right to enforce PHRI Patent Rights, and OXFORD IMMUNOTEC shall have a secondary right. If OXFORD IMMUNOTEC becomes aware of Substantial infringement of PHRI Patent Rights in any country in the Territory by a product or process that, if sold by OXFORD IMMUNOTEC

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would be a Licensed Product or Licensed Assay in the Licensed Field of IVD (“Substantial” meaning a sales volume of [***]% of the volume of competing Licensed Products or Licensed Assays of OXFORD IMMUNOTEC and/or sublicensees), OXFORD IMMUNOTEC shall have the right to give PHRI written notice thereof. The notice shall identify the infringer, the infringing product or assay and the infringing sales level, and shall include reasonable evidence of infringement and sales level. Upon receipt of such notice, PHRI shall have 120 days in which to eliminate the infringement or commence suit for infringement. If PHRI does neither, OXFORD IMMUNOTEC shall have the option (a) to commence suit (in PHRI’s name, if necessary) or (b) to take a [***] ([***]%) royalty reduction for its sales in that country of directly competing Licensed Products or Licensed Assays until such time as such Substantial infringement is eliminated or PHRI commences suit against the infringer.

11.3. If PHRI brings a suit under Section 11.2, PHRI shall control the litigation at PHRI’s expense, and OXFORD IMMUNOTEC shall cooperate with PHRI in the suit at OXFORD IMMUNOTEC’s expense. If OXFORD IMMUNOTEC brings a suit under Section 11.2, OXFORD IMMUNOTEC shall control the litigation at OXFORD IMMUNOTEC’s expense, and PHRI shall cooperate with OXFORD IMMUNOTEC at PHRI’s expense. Neither party shall be entitled to settle any such suit without the approval of the other, such approval not to be unreasonably withheld.

11.4. Any litigation recovery shall first be applied to reimburse the Parties, pro rata, for their litigation expenses, and any remainder shall be divided, with [***]% going to the Party that prosecutes the suit.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.5. In the event that PHRI elects not to take action to eliminate the infringement or commence suit for infringement and the infringement is an infringement of PHRI Patent Rights in any country in the Territory by a product or process that, if sold by OXFORD IMMUNOTEC would be a Licensed Product or Licensed Assay in the Licensed Field of IVD but that is not Substantial (as defined in Section 11.2 above), OXFORD IMMUNOTEC may at its sole discretion elect to eliminate the infringement or commence suit for infringement. OXFORD IMMUNOTEC will indemnify and hold PHRI harmless for all expenses incurred by PHRI in connection with any such proceeding.

12.	Term and Termination.

12.1. Term. The rights and immunities granted in this Agreement shall commence on the Effective Date and expire upon the expiration of the last-to-expire of the patents included within PHRI Patent Rights or the abandonment of all patent applications within PHRI Patent Rights.

12.2. Guaranteed Term. Subject to Section 12.1. and subject to early termination under subsections (a), (c), (d) or (f) of section 12.3, the minimum term for the license hereunder shall be two (2) years.

12.3. Termination.

(a)	If by the end of twelve (12) months after the Effective Date, OXFORD IMMUNOTEC believes that the PURI Patent Rights will not provide effective commercial protection for its products, then OXFORD IMMUNOTEC, in its sole discretion, may terminate this Agreement immediately without payment of the first annual license fee under Section 4.2.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	After the minimum term specified in Section 12.2, OXFORD IMMUNOTEC may terminate its license rights at any time on thirty (30) days’ written notice.

(c)	The grant of all license rights hereunder shall automatically terminate upon institution by or against OXFORD IMMUNOTEC of any bankruptcy, insolvency arrangement or similar proceeding; the appointment of a receiver, trustee or similar officer for a substantial portion of OXFORD IMMUNOTEC ‘S property; an assignment by OXFORD IMMUNOTEC for the benefit of creditors; or an adjudication or written admission of OXFORD IMMUNOTEC as bankrupt, insolvent or unable to pay its obligations as they mature; said grant being subject to automatic reinstatement nunc pro tunc if any such matter is removed within ninety (90) days.

(d)	Upon OXFORD IMMUNOTEC’S breach or default of a material term of this Agreement, PHRI may terminate this Agreement upon sixty (60) days’ written notice, which shall become effective at the end of the sixty-day period unless OXFORD IMMUNOTEC has fully cured such breach or default. No cure period shall apply to uncontested royalty payments overdue more than ninety (90) days.

(e)	Upon PHRI’S breach or default of a material term of this Agreement, OXFORD IMMUNOTEC may terminate this Agreement upon sixty (60) days’ written notice, which shall become effective at the end of the sixty-day period unless PHRI has fully cured such breach or default.

(f)	A decision by a court or administrative body finding PHRI liable or culpable due to OXFORD IMMUNOTEC’s performance or a sublicensee’s performance under this Agreement, unless OXFORD IMMUNOTEC immediately agrees to indemnify PHRI against damages resulting from such decision, shall give PHRI the right to terminate this Agreement upon notice.

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12.4. OXFORD IMMUNOTEC’s obligation to report and pay fees and royalties for activities preceding expiration or preceding termination of this Agreement shall survive such expiration or termination. Further, termination pursuant to any subsection of Section 12.3 shall not entitle OXFORD IMMUNOTEC to forgiveness or return of any portion of any fee already due or paid.

12.5. If termination or expiration occurs within a calendar year, each minimum annual royalty for that year shall be reduced by the fraction of the year remaining after the date of termination.

12.6. Upon termination of this Agreement, all sublicenses shall be assigned automatically to PHRI.

13.	Publicity.

Except as provided in Article 9, neither party will use the other’s name in any publicity, advertising or news release without prior written approval of that other party, unless required under applicable law. Notwithstanding the foregoing, OXFORD IMMUNOTEC may use, with proper attribution, articles or other publications of PHRI making reference to inventions within PHRI Patent Rights in its promotional and sales activities.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.	Indemnification.

OXFORD IMMUNOTEC shall indemnify, defend and hold harmless PHRI, its trustees, officers, faculty, staff and employees against all claims and expenses, including legal expenses and attorney’s fees, arising out of death or injury to any person, damage to property, or any other claim, proceeding, demand and liability resulting from the activities performed under this Agreement by OXFORD IMMUNOTEC, and its Affiliates.

15.	Negation of Warranties.

15.1. Nothing in this Agreement shall be construed as:

(a)	a warranty or representation by PHRI (i) as to the validity, scope or enforceability of any patent within PHRI Patent Rights, or (ii) as to the patentability of any patent application within PHRI Patent Rights, or the validity, scope or enforceability of any patent issuing thereon;

(b)	a warranty or representation that practice under PHRI Patent Rights is or will be free from infringement of third-party patent rights;

(c)	an obligation to bring or prosecute actions or suits against infringers;

(d)	conferring by implication, estoppel or otherwise any license, immunity or right under any patent of PHRI other than those stated to be included in PHRI Patent Rights, whether such patent is dominant or subordinate to PHRI Patent Rights;

(e)	an obligation to furnish know-how;

(f)	or creating any agency, partnership, joint venture or similar relationship between PHRI and OXFORD IMMUNOTEC.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

15.2. PHRI DOES NOT MAKE, AND EXPRESSLY DISCLAIMS, ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT.

15.3. PHRI warrants that it owns the PHRI Patent Rights and that it has the right to enter into this Agreement. PHRI further warrants that as of the Effective Date it does not have any other patent rights that would be required by OXFORD IMMUNOTEC to exercise the rights granted to it under Section 2 above.

15.4. OXFORD IMMUNOTEC warrants that it has the right to enter into this Agreement.

16.	Assignment.

16.1. By OXFORD IMMUNOTEC. This Agreement may be assigned by OXFORD IMMUNOTEC to a purchaser of the entirety of the business to which this Agreement pertains, provided the purchaser agrees in writing to PHRI to be bound by all provisions of this Agreement. Otherwise this Agreement may not be assigned without the written permission of PHRI.

16.2. By PHRI. This Agreement shall be assigned automatically to the University of Medicine and Dentistry of New Jersey (“UMDNJ”) upon PHRI’s merger into that institution, whether by merger or asset purchase. PHRI may assign its right to receive payments under this Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

17.	Confidentiality.

17.1. For purposes of this Agreement, the term “Confidential Information” means all proprietary information and materials (whether or not patentable) communicated to, learned of, developed or otherwise acquired by either party in furtherance of this Agreement, including, but not limited to: information about prosecution of PHRI Patent Rights, formulations, techniques, methodology, equipment, instrumentation, data, reports, sources of supply, and business plans and projections relating to Licensed Products and Licensed Assays, sublicense terms, OXFORD IMMUNOTEC’s royalty reports, and all information obtained by PHRI from inspection of OXFORD INIMUNOTEC’s books and records pursuant to this Agreement.

17.2. Subject to the exceptions described in this Section 17, the receiving party shall maintain the Confidential Information in confidence, and shall not disclose, divulge or otherwise communicate such Confidential Information to others, nor use it for any purpose, except pursuant to, and in order to carry out, the terms and objectives of this Agreement. OXFORD IMMUNOTEC may disclose Confidential Information to its Affiliates and sublicensees. The receiving party further agrees to exercise every reasonable precaution to prevent and restrain the unauthorized disclosure of such Confidential Information by any of its directors, officers, employees, consultants, subcontractors, sublicensees and agents.

17.3. The provisions of Clause 17.2 shall not apply to any Confidential Information that:

(a)	was known by the receiving party prior to the date the Confidential Information was disclosed to the receiving party, as evidenced by the receiving party’s prior written records; or

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	is lawfully disclosed to the receiving party by an independent, unaffiliated third party rightfully in possession of the Confidential Information; or

(c)	becomes generally known to the public through no fault or omission on the part of the receiving party; or

(d)	is required to be disclosed by the receiving party to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving party provides prior written notice of such disclosure to the disclosing party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure.

18.	General.

18.1. This Agreement constitutes the entire agreement between the Parties as to the subject matter hereof, and all prior negotiations, representations, agreements and understandings are merged into, extinguished by and completely expressed by it. This Agreement may be modified or amended only by a writing executed by authorized officers of both Parties.

18.2. Notices under this Agreement shall be given by mail, courier or facsimile, properly addressed. Any such notice shall be deemed given four days after mailing, one day after delivery to a courier, or the day of a facsimile transmission. Until otherwise notified in writing, notices shall be addressed as follows:

The Public Health Research Institute

    of The City of New York, Inc.

225 Warren Street

Newark, NJ 07103

United States

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attn:	Fred Russell Kramer, Ph.D.
Director
Office of Technology Transfer

Oxford Immunotec Limited
91 Milton Park
Abingdon, Oxon OX14 4RY
United Kingdom
Attn:	Ian Miscampbell
Chief Financial Officer

18.3. This Agreement shall be construed and enforced in accordance with the laws of the State of New York. The exclusive jurisdiction and venue for any dispute arising from this Agreement, other than matters pertaining to the validity or enforceability of any patent, shall be in the State or Federal Courts in New York, except for matters which the Parties may agree to submit to arbitration, which shall be sited in New York City. Matters pertaining to the validity or enforceability of any patent shall be adjudicated by the proper authority in the jurisdiction in which such patent is issued.

18.4. Nothing in this Agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Agreement and any law or treaty, the latter shall prevail, but in such event the affected provisions of the Agreement shall be curtailed only to the extent necessary.

18.5. If any provision of this Agreement is held unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible. In any event, other provisions of this Agreement shall be deemed valid and enforceable to the fullest extent possible.

18.6. This Agreement may be executed by electronic exchange of signatures followed promptly by exchange of hard-copy originals by courier. Each Party agrees that the signatures exchanged electronically shall be binding.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties have set their hands and seals and duly executed this Agreement on the date(s) indicated below.

OXFORD IMMUNOTEC LIMITED		THE PUBLIC HEALTH RESEARCH INSTITUTE OF THE CITY OF NEW YORK, INC.

By:	/s/ Ian Miscampbell	By:	/s/ David S. Perlin
	Ian Miscampbell		David S. Perlin, Ph.D.
	Chief Financial Officer		President

Date:	30 June 2006	Date:	June 30, 2006

Agreed as to Section 6.5

By:	/s/ Maria Laura Gennaro
Maria Laura Gennaro, M.D.

Date:	6/29/2006

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX A

PHRI PATENT RIGHTS

International Patent Application No. WO 00/66157, filed on 4th May 2000 under the Patent Cooperation Treaty, claiming priority from US 60/132505, and designating the following countries:

United States

Japan

Canada

Australia

Europe (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE)